UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 26, 2006
Date of report (Date of earliest event reported)
AVALON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-32629 (Commission File Number)	52-2209310 (IRS Employer Identification No.)
20358 Seneca Meadows Parkway
Germantown, Maryland 20876
(Address of Principal Executive Offices)
(301) 556-9900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e)     Compensatory Arrangements of Certain Officers.
On December 26, 2006, Avalon Pharmaceuticals, Inc. (the “Company”) entered into amendments to the employment agreements of the following executive officers of the Company:

Kenneth C. Carter, Ph.D.	President and Chief Executive Officer
Gary Lessing	Executive Vice President and Chief Financial Officer
David D. Muth	Executive Vice President and Chief Business Officer
Thomas G. David	Senior Vice President of Operations and General Counsel
J. Michael Hamilton, M.D.	Chief Medical Officer
David Bol, Ph.D.	Senior Vice President of Product and Pharmaceutical Development
For Dr. Carter, the amendment to his employment agreement provides that he is eligible to receive an annual cash bonus targeted at 50% of his base salary based upon the achievement of individual and/or Company performance criteria established by the Board of Directors for each fiscal year, subject to the discretion of the Board of Directors. In addition, the amendment provides that in the event Dr. Carter’s employment is terminated by the Company without “cause” or by Dr. Carter with “good reason” (as each term is defined in his employment agreement), Dr. Carter is entitled to a lump sum severance payment equal to 18 months of his then current base salary, rather than the payment of such amount in bi-weekly installments, as previously provided under his employment agreement. Similarly, the amendment provides that any discretionary bonus paid to Dr. Carter following the termination of his employment by the Company without cause or by Dr. Carter for good reason may be paid in a lump sum rather than in bi-weekly installments, as previously provided in his employment agreement, as determined by the Company’s compensation committee. Further, the amendment provides that if such termination without cause or for good reason is within 18 months after a “change in control” of the Company (as defined in Dr. Carter’s employment agreement), Dr. Carter also is entitled to a lump sum severance payment equal to the product of (A) 18 months of Dr. Carter’s base salary as in effect at the time of termination and (B) the average bonus award percentage applicable to Dr. Carter during the 3 years preceding the year in which such termination of employment takes place. Finally, the amendment provides for the acceleration of vesting upon a change in control of all shares of stock issuable to Dr. Carter upon exercise of his outstanding option awards.
For Mr. Lessing, the amendment to his employment agreement increases from 35% to 40% the percentage of Mr. Lessing’s annual base salary that Mr. Lessing is targeted to receive as an annual cash bonus depending on the achievement of performance criteria established by the Company’s Chief Executive Officer and the Board of Directors. In addition, the amendment provides that in the event Mr. Lessing’s employment is terminated by the Company without “cause” or by Mr. Lessing with “good reason” (as each term is defined in his employment agreement), Mr. Lessing is entitled to immediate vesting of one-half of the unvested shares of stock issuable to him upon exercise of his outstanding option awards. Additionally, the amendment provides that in the event Mr. Lessing’s employment is terminated by the Company without cause or by Mr. Lessing with good reason (i) Mr. Lessing is entitled to a lump sum severance payment equal to one year of his then current base salary, rather than payment of such amount in bi-weekly installments as previously provided under his employment agreement and (ii) the Company will reimburse Mr. Lessing for health insurance premiums paid by Mr. Lessing for a period of up to one year following termination.
Also in connection with the amendment of Mr. Lessing’s employment agreement, the Company amended Mr. Lessing’s outstanding option awards to provide that if the Company achieves certain financial milestones within the next 9 months, Mr. Lessing’s employment is terminated by the Company without cause or by Mr. Lessing with good reason, or Mr. Lessing remains employed with the Company for a period of one year after the date of the amendment to his option awards (each a “Milestone Event”), then upon the subsequent termination of Mr. Lessing’s employment with the Company for any reason (other than for cause), all of Mr. Lessing’s vested options as of the date of such termination of employment (or that become vested on account of such termination of employment or that subsequently vest, as described below) will remain exercisable for a period of time equal to the lesser of (i) thirty-nine (39) months following the date of such termination of employment, and (ii) the unexpired term of such options as set forth in Mr. Lessing’s option awards. In addition, the amendment to Mr. Lessing’s option awards provides that subject to the satisfaction of one or more of the foregoing Milestone Events, to the extent any of Mr. Lessing’s option awards provide for vesting contingent upon the achievement by the Company of any performance milestones, Mr. Lessing shall continue to be entitled to the vesting of such option awards in accordance with the terms of such option awards upon the achievement of such performance milestones, notwithstanding Mr. Lessing’s prior termination of employment with the Company.

For Mr. Muth, the amendment to his employment agreement provides that in the event Mr. Muth’s employment is terminated by the Company without “cause” or by Mr. Muth with “good reason” (as each term is defined in his employment agreement) Mr. Muth is entitled to a lump sum severance payment equal to 6 months (12 months in the event such termination is without cause or for good reason within 18 months after a change in control (as defined in his employment agreement)) of his then current base salary, rather than the payment of 6 month’s severance in bi-weekly installments as previously provided under his employment agreement. Further, the amendment increases from 6 months to 12 months the period of time during which the Company will reimburse Mr. Muth for health insurance premiums paid by Mr. Muth following termination of his employment without cause or for good reason if such termination is within 18 months after a “change in control” of the Company (as defined in his employment agreement). Finally, the amendment provides that should the Company be subject to a change in control, (i) one-quarter of the unvested shares of stock issuable to Mr. Muth upon exercise of his outstanding option awards shall vest if the change in control takes effect prior to the first year anniversary of the commencement of his employment with the Company; (ii) one-half of the unvested shares of stock issuable to Mr. Muth upon exercise of his outstanding option awards shall vest if the change in control takes effect on or after the first year anniversary of the commencement of his employment with the Company and prior to the second year anniversary of the commencement of his employment with the Company; and (iii) all of the unvested shares of stock issuable to Mr. Muth upon exercise of his outstanding option awards shall vest if the change in control takes effect on or after the second year anniversary of the commencement of his employment with the Company.
For Mr. David, the amendment to his employment agreement provides that in the event Mr. David’s employment is terminated by the Company without “cause” or by Mr. David with “good reason” (as each term is defined in his employment agreement) Mr. David is entitled to a lump sum severance payment equal to one year of his then current base salary, rather than payment of such amount in bi-weekly installments as previously provided under his employment agreement. Similarly, the amendment revises Mr. David’s employment agreement to provide that any discretionary bonus paid to Mr. David following termination by the Company without cause or by Mr. David for good reason may be paid in a lump sum rather than in bi-weekly installments as previously provided in his employment agreement, as determined by the Company's compensation committee.
For Dr. Hamilton, the amendment to his employment agreement provides that in the event Dr. Hamilton’s employment is terminated by the Company without “cause” or by Dr. Hamilton with “good reason” (as each term is defined in his employment agreement) Dr. Hamilton is entitled to a lump sum severance payment equal to 6 months (9 months in the event such termination is without cause or for good reason within 18 months after a change in control (as defined in his employment agreement)) of his then current base salary, rather than payment of 6 month’s severance in bi-weekly installments as previously provided under his employment agreement. Further, the amendment increases from 6 months to 9 months the period of time during which the Company will reimburse Dr. Hamilton for health insurance premiums paid by Dr. Hamilton following termination of employment without cause or for good reason if such termination is within 18 months after a “change in control” of the Company (as defined in his employment agreement). Finally, the amendment provides that should the Company be subject to a change in control, (i) one-quarter of the unvested shares of stock issuable to Dr. Hamilton upon exercise of his outstanding option awards shall vest if the change in control takes effect prior to the first year anniversary of the commencement of his employment with the Company; and (ii) one-half of the unvested shares of stock issuable to Dr. Hamilton upon exercise of his outstanding option awards shall vest if the change in control takes effect on or after the first year anniversary of the commencement of his employment with the Company.
For Dr. Bol, the amendment to his employment agreement provides that in the event Dr. Bol’s employment is terminated by the Company without “cause” or by Dr. Bol with “good reason” (as each term is defined in his employment agreement) Dr. Bol is entitled to a lump sum severance payment equal to 6 months (9 months in the event such termination is without cause or for good reason within 18 months after a change in control (as defined in his employment agreement)) of his then current base salary, rather than payment of 6 month’s severance in bi-weekly installments as previously provided under his employment agreement. Further, the amendment increases from 6 months to 9 months the period of time during which the Company will reimburse Dr. Bol for health insurance premiums paid by Dr. Bol following termination of employment without cause or for good reason if such termination without cause or for good reason is within 18 months after a “change in control” of the Company (as defined in his employment agreement). Finally, the amendment provides that should the Company be subject to a change in control, one-half of the unvested shares of stock issuable to Dr. Bol upon exercise of his outstanding option awards shall vest.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

Date: December 26, 2006	By:	/s/ Thomas G. David, Esq.
Thomas G. David, Esq. General Counsel

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